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                                                                    Exhibit 99.1


                            [IMAGEWARE SYSTEMS, INC.]



CONTACTS:

ImageWare Systems                                    Robert Jaffe
Jim Miller, Chairman and CEO                         PondelWilkinson MS&L
Paul Devermann, Sr. Vice President -                 310.207.9300
Corporate Development                                investor@pondel.com
858.673.8600

            IMAGEWARE EXTENDS PRODUCT OFFERINGS WITH TWO ACQUISITIONS

              -- COMPANY ENTERS PROFESSIONAL PHOTOGRAPHER MARKET --

SAN DIEGO, CA - AUGUST 13, 2001 - IMAGEWARE SYSTEMS, INC. (AMEX: IW) today announced it has completed the acquisition of two affiliated digital imaging software companies from Castle Holdings LLC for approximately $2.2 million in ImageWare common stock and cash. The two entities, Castleworks LLC and E-Focus West LLC, service the professional photographer market and had combined annual revenues in excess of $3.0 million in 2000. Both companies are based in Costa Mesa, California.

Castleworks sells several software products to Eastman Kodak that are bundled with Kodak's line of digital cameras and printers for professional photographers. These software products allow photographers to import, store, manipulate and print digital images. Castleworks also sells other digital imaging software directly to professional photographers and processing labs for capturing and printing images and creating an associated database. Castleworks also operates a related web-hosting service named PictureMore.com that is used by professional photographers and their clients to store and share photos.

E-Focus West sells, through a direct sales force, integrated digital imaging systems to professional photographers, studios and processing labs. The company is an authorized dealer of Kodak Professional Photographer Systems and is a reseller of other Kodak products that incorporate Castleworks' software.

"The acquisitions dovetail perfectly with our growth strategy of acquiring synergistic companies and our goal of becoming the preeminent digital imaging software company," said Jim Miller, ImageWare's chairman and chief executive officer. "We believe digital photography is a fast growing sector that represents an excellent opportunity for ImageWare. Through these acquisitions, we have added complementary software to our product portfolio and an important new private-sector market."

ABOUT IMAGEWARE SYSTEMS:

ImageWare Systems, Inc. develops and markets software used to create and manage databases of digital images and accompanying text records. Through its ID Group, ImageWare creates software products that allow customers to create secure and smart digital identification documents. Through its C.R.I.M.E.S.(R) product line, ImageWare empowers its customers to quickly capture, archive, search, retrieve, and share digital photographs and criminal history records on a stand alone, networked or web-based platform.


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CERTAIN STATEMENTS IN THIS PRESS RELEASE CONTAIN FORWARD-LOOKING STATEMENTS
WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. ALL FORWARD-LOOKING STATEMENTS INCLUDED IN THIS RELEASE ARE BASED ON INFORMATION AVAILABLE TO US AS OF THE DATE HEREOF, AND WE ASSUME NO OBLIGATION TO UPDATE ANY FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS INVOLVE KNOWN OR UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS, WHICH MAY CAUSE OUR ACTUAL RESULTS, PERFORMANCE OR ACHIEVEMENTS, OR INDUSTRY RESULTS TO BE MATERIALLY DIFFERENT FROM ANY FUTURE RESULTS, PERFORMANCE OR ACHIEVEMENTS EXPRESSED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE OR CONTRIBUTE TO SUCH DIFFERENCES INCLUDE BUT ARE NOT LIMITED TO: FLUCTUATIONS IN OUR OPERATING RESULTS; CONTINUED NEW PRODUCT INTRODUCTIONS AND MARKET ACCEPTANCE OF OUR NEW PRODUCTS; NEW PRODUCT INTRODUCTIONS BY COMPETITORS; RISKS ASSOCIATED WITH OUR DEPENDENCE ON A SMALL NUMBER OF LARGE SALES TO CUSTOMERS WITH POLITICAL PURCHASING CONSTRAINTS; RISKS RELATED TO OUR LENGTHY SALES CYCLE; OUR RELIANCE ON THIRD PARTY SYSTEMS INTEGRATORS AND ON THIRD PARTY TECHNOLOGY LICENSES; TECHNOLOGICAL CHANGES IN THE DIGITAL IMAGING INDUSTRY; UNCERTAINTIES REGARDING INTELLECTUAL PROPERTY RIGHTS; RISKS RELATED TO OUR ACQUISITION STRATEGIES AND THE INTEGRATION OF ACQUIRED COMPANIES; AND OTHER FACTORS INCLUDING, BUT NOT LIMITED TO, THE ITEMS DISCUSSED UNDER "RISK FACTORS" CONTAINED IN OUR REPORT ON FORM 10-QSB FOR THE QUARTER ENDING MARCH 31, 2001.